inFoods®

BIOMERICA

Corporate Presentation Sep 2018



Forward looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation (as well as information included in oral statements or other written statements made or to be made by Biomerica) contains statements that are forward-looking, including statements other than statements of historical facts; such as statements relating to intended launch dates, sales potential, significant benefits, market size, prospects, new products, favorable outlook, FDA pathway, expansion, increases in productivity and margins, expected orders, leading market positions, anticipated future sales, hypothetical revenues opportunities, possible InFoods revenue opportunities, possible FDA or other regulatory clearances, insurance reimbursement availability and amounts, physician adoption rates, physician pricing, frequency of patient testing or production volume of the Company, the launch or success of product and new product offerings. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Biomerica. Forward looking statements also include the assumptions underlying or relating to such statements. The underlying assumptions could prove to be inaccurate or known or unknown risks or uncertainties could materialize, therefore actual results could vary materially. The potential risks and uncertainties include, among others, fluctuations in the Company's operating results due to its business model and expansion plans, downturns in international and or national economies, the Company's ability to raise additional capital, the competitive environment in which the Company will be competing, and the Company's dependence on strategic relationships. A further list and description of these risks, uncertainties and other factors can be found in our report on Form 10-K filed with the Securities and Exchange Commission on August 29, 2018. Any forward-looking statements made in this presentation speak only as of the date of the presentation. The Company is under no obligation to update any forward-looking statements after the date of this presentation.

Investment Highlights

Who We Are

Experienced, revenue generating manufacturer with FDA cleared products

Contract manufacturer for Bio-Rad, 2 multinational pharma's and other leading organizations

Two FDA registered manufacturing facilities in California and Mexico

Regulatory experience taking 8 products through FDA Clearance

World Class Scientific Advisory Board – Rome Foundation Members

Major customers

MAYO CLINIC Mayo Medical Laboratories

CVS/pharmacy Expect something extra


BIOMERICA

Quest Diagnostics

Walgreens

BIOMERICA

Investment Highlights

Opportunity for Investors

Biomerica (Nasdaq: BMRA) $32 million Market Cap*

Growing legacy business provides ascending downside protection

InFoods® IBS therapy is a multi billion dollar potential

Short time horizon for possible licensing and FDA approvals

Disciplined Share Structure: Approximately 8.9 million shares outstanding (no warrants)

Management and Board owned: insiders own approx. 24% of the company. Insider buying

No major institutional shareholders yet

* As of Sep 26, 2018

Legacy Business

Manufacturer of 20 difficult-to-produce, specialty diagnostic products

Opportunities for growth in several legacy products

- Colorectal Disease test - internationally
- other POC products - internationally
- H. pylori Ag US & Intl. market demand (in clinical trials)

Regulatory experience taking products through FDA Clearance

Legacy Diagnostic Business Growth Opportunity


EZ Detect™
Home Test for Hidden Blood in the Stool
EZ Detect™
No Diet Restrictions
No Handling of Stool
Results Within 2 Minutes
PACKAGE CONTAINS ONE COMPLETE KIT


1x
3x
1x


Interpretation
Negative
Positive
Positive
Any color in the test area (no matter how small) should be considered as a positive result

EZ Detect is a 2-minute, at-home test which shows possible early warning sign of colorectal cancer and other colorectal diseases.

EZ Detect: International Markets

Colorectal Screening saves $ and lives

- Decrease of 66 cancer deaths per 1,000 persons screened over 30 years.[2]
- Can reduce number of colonoscopies performed
- Initial screenings using EZ Detect costs a few dollars vs hundreds or thousands for a colonoscopy.

Particularly attractive in countries where government funds all healthcare.

China and Mexico have recently cleared product for sale through their FDA equivalent agencies. Now talking to distribution partners in those countries.

EZ Detect™

1. Cost Eff of CRC Screening Strategies. Cancer Control, 2015 April; 22(2): 248-258
2. Comparison of the Cost-eff of FOBT. 2003 August; 1-55
3. Asian Pac J Cancer Prev, 2018 (2), 405-412

Pipeline Products

Helicobacter pylori (*H. Pylori*) in Clinical Trials

United States: Approx. one-third of adults are infected with *H. pylori*. Infection rate is higher in Southern and Eastern Europe, South America and Asia.

Alarming rates of gastric cancer among immigrant population in Southern California. Problem is driven by undetected and untreated *H. pylori* infection

Biomerica is in Clinical studies at the University of Southern California (USC), Vanderbilt University, and a European University.

510(k) pathway - patient clinical studies are expected to take ~12 months to complete (then need to complete the analytical studies and prepare for submission to the FDA).

"More accurate and reasonably priced diagnostic tests are needed to identify and direct *H. pylori* therapy before it causes injury and cancer" James Buxbaum, M.D., Associate Professor of Clinical Medicine at Keck School of Medicine of USC

Pipeline Products

InFoods® IBS Diagnostic Therapy – in clinical studies

IBS: A Multi-Billion Dollar Market Opportunity

First ever diagnostic guided therapy for Irritable Bowel Syndrome (IBS) - Simple blood test to identify patient specific foods that alleviate IBS symptoms

45 Million IBS patients in the U.S.*

Current Standard of Care is Drug Therapy

InFoods® therapy (performed in Doctors office) helps address the problem not just the symptoms

Over 17 patents filed for IBS and other indications

Short and inexpensive pathway to commercialization (licensing) compared to drugs

InFoods® IBS Therapy



InFoods® Results

Food	Result
A	+ POSITIVE
B	NEGATIVE
C	+ POSITIVE

*Irritable bowel syndrome in the United States: prevalence, symptom patterns and impact , A. P. S. Hungin, June 2005, Alimentary Pharma & Thera

IBS Market: >45 Million in US

3 types of IBS


M
C
D

IBS –C (**Constipation**)

IBS –D (**Diarrhea**)

IBS –M (**Mixed**) alternates C & D

Market

APPROXIMATELY

33%

C,D,M

No approved therapy/drug for

IBS-M

A drug can only focus on 1/3 of the IBS market


M
C
D

- Drugs can only work on IBS-C or IBS-D
- They can't do both (IBS-M)
- No therapy approved for IBS-M

IBS Patients

IBS patients visit doctors 3x more than normal patients

- IBS cost is estimated at $30 billion annually in direct and indirect
- IBS sufferers incur 74% more direct healthcare costs than non-IBS sufferers

Recent AGA Survey (American Gastroenterological Association Dec 2015)

- IBS patients would give up caffeine, their cell phone, internet access, or even sex for one month for the chance to obtain a month's relief from IBS symptoms.
- 7th most common diagnosis made by all physicians and the most common diagnosis made by gastroenterologists

Majority of IBS patients believe that foods trigger their symptoms

- Patients desperate to know what foods are causing/exacerbating IBS pain & symptoms

Food, the Microbiome, and GI Illness

- Microbial environment in the intestines and diet play a role in the etiology & predisposition to development of GI illness such as IBS; similar inflammatory pathways activated in IBD, but with more severe symptoms

- Success in IBS-D[2] (Biomerica 1st Gen Product)
  - The 12-week specific-food exclusion diets resulted in significant improvements in abdominal pain, diarrhea frequency, abdominal distension, stool shape, general feelings of distress and total symptom score.


Gut microbiota and proteases
Bile acid
Microbiota
Food particle
Lumen
Intestinal epithelium
Enteroendocrine cell
Tight junction
Intestinal permeability
5-HT
PAR2
Lamina propria
Mast cell tryptase
TNF
Extrinsic visceral afferent
Histamine
Proteases
Mast cell
Cytokines (IL-1, IL-4, IL-6, IL-10, IFNγ and TNF)
Lymphocytes
Histamine
Proteases
CGRP
Substance P
Enteric neuron
Macrophage
Spinal, vagal and pelvic pathways to the brain
Proteases
Visceral sensitivity
Glial cell
GDNF
Immune response
Nature Reviews | Disease Primers

1. *Irritable Bowel Syndrome.* ***Enck, Paul et al.*** 2016, Nature Reviews Disease Primers, 2 (16014)

2. *Value of Eliminating Foods According to Food-specific Immunoglobulin G Antibodies in Irritable Bowel Syndrome with Diarrhoea. Hong, Guo, et al. 2012 The Journal of International Medical Research*

InFoods® Physician's Office (Point of Care) Use

(Clinical Lab Version will also be available)

inFoods® IBS Therapy



Patent pending & under development

- Simple 15 min blood test shows specific foods each patient needs to avoid to alleviate IBS symptoms (Doctors office)
- Problem foods change (according to researchers) - Retest 2 to 3 times per year (recurring revenue)
- Reimbursement Code already exists

inFoods® Results

Food	Result
A	+ POSITIVE
B	NEGATIVE
C	NEGATIVE
D	+ POSITIVE
E	NEGATIVE
F	NEGATIVE
G	NEGATIVE
H	+ POSITIVE
I	NEGATIVE
J	NEGATIVE
K	+ POSITIVE
L	NEGATIVE
M	+ POSITIVE
Total # Foods Positive	**5**

Foods are specific		
	Egg	**+ POSITIVE**
	Blueberry	- Negative

Companies in the IBS market

Ironwood Pharmaceuticals (NASDAQ: IRWD)	Salix Pharmaceuticals	Synergy Pharmaceuticals (NASDAQ: SGYP)	Biomerica (NASDAQ: BMRA)
Market Cap*: $2.8B	**Acq. for $11Bil by Bausch Health Cos**	**Market Cap*: $415MM**	**Market Cap*: $32MM**
Product: Linzess® Ironwood owns 50% of Linzess	**Product: Xifaxan® (Rifaximin)**	**Product: Trulance® (Plecanatide)**	**Product: InFoods®24G IBS**
• IBS-C • PI's: Two members of ROME foundation • Side effects: Diarrhea, Abdominal Pain, Flatulence, Headaches, Viral gastroenteritis & Distension • US sales of Linzess $560m	• IBS-D only • Side effect: Nausea, Dizziness, Fatigue, Peripheral edema, Ascites (build up of fluid in in abdomen) • Xifaxan global sales $1.1 bil	• IBS-C only • Completed second Phase III trial; filed NDA January 2016 • Side effects: Diarrhea, etc.	• Intended use is entire IBS market (IBS-C, IBS-D, and IBS-M) • Diagnostic therapy – Identifies foods to avoid to alleviate IBS symptoms • Side effects: NONE
The cost for Linzess 72 mcg capsule is around **$412 for 30** capsules, depending on the pharmacy you visit https://www.drugs.com/price-guide	The cost for Xifaxan 200 mg capsule is around **$609 for 30** capsules, depending on the pharmacy you visit https://www.drugs.com/price-guide	The cost for Trulance 3 mg capsule is around **$414 for 30** capsules, depending on the pharmacy you visit https://www.drugs.com/price-guide	Projected possible cost less than $300 per test, one to three times per year.

*Approximate; as of 9/26/2018

Scientific Advisory Board & ROME foundation

Dr. Doug Drossman
(SAB Chair)

- Dr. Doug Drossman (President of the ROME foundation) leading opinion leader in IBS
  - Chair of ROME since 1989
  - Participated in 50+ Clinical Studies for IBS
  - Has been PI for major IBS drugs
- Recruited the other 3 US members of the ROME foundation
- Smallest market cap of public company he is involved with is over $500m

US board members of ROME foundation & Dr. Tony Lembo

- 2 of our SAB members were the PI's for Linzess (Allergan/Ironwood drug)
- Joined our team to help guide and drive FDA clinical process
- Member serves on FDA GI advisory panel
- Tony Lembo, M.D.: Dir of GI at Beth Israel Deaconess Med Center & Professor of medicine at Harvard

ROME foundation
(Leading IBS group - not for profit)

- Viewed as the leader in functional GI diseases and IBS
- ROME IV now introduced
- Rome is the criteria that FDA and physicians use to define an IBS patient
- Mission is to improve the lives of people with functional GI disorders

Strategic Advisory Board & Dr. Mark Sirgo

Ned Barnholt
Chairman of KLA-Tencor; Former CEO and Chairman of Agilent Technologies

- Chairman KLA-Tencor (Nasdaq: KLAC market cap: ~$16 billion)
- Board of directors of eBay and Adobe
- Former Chairman/CEO of Agilent Technologies (leading company in life sciences & diagnostics)
- Led the Agilent spin-out of Hewlett-Packard Company
- largest IPO in Silicon Valley history at the time of the IPO

Dr. Harry Leider
Former Chief Medical Officer of Walgreens

- Led a cross-functional department of over 40 professionals that conducted over 60 health outcomes studies
- Lead a team that evaluated over 200 healthcare technologies, M & A and partnership opportunities
- Directed the clinical design for a digital health programs
- Held C-suite positions in several leading health and payor companies

Dr. Mark Sirgo
Former Board of Directors member & Chairman of the Compensation Committee of Salix Pharmaceuticals

- Assisted in the sale of Salix to Valeant for over $11.1 billion in cash.
- 16 years in clinical development and marketing at Glaxo, including Vice President of International OTC Development and Vice President of New Product Marketing
- >30 years of experience in the pharmaceutical industry, including clinical drug development, marketing & BD
- Board of Directors of Biomerica

Regulatory Pathway

Biomerica is working with FDA on trial design

FDA has determined that our proposed clinical study is a nonsignificant risk (NSR)

- Avoids the much costlier and time-consuming PMA route (No Phase I, II or III)

Our pathway: 510(k) de novo

- De Novo pathway: novel lower-risk (for Class I and II) products for which there is no predicate

FDA Q sub → Endpoint Trial 9-14 months → Clinical Trials TBA → FDA submission 6 months → Approval

FDA has indicated that the product will be considered a therapy which helps with attaining reimbursement from insurers

FDA Approval - Thresholds

Pharmacotherapy	Indication	Treatment Responders %	Placebo Responders %	Difference
Amitiza	IBS-C	14%	8%	**6%**
Linzess (study A)	IBS-C	34%	27%	**7%**
Linzess (study B)		20%	6%	**14%**
Viberzi	IBS-D	25%	17%	**8%**

InFoods® Advantages

Rx Drugs only treat symptoms not the underlying cause

The InFoods® Key differences

InFoods® focuses on underlying cause of IBC

Reimbursement to Doctor

- Drugs = $0
- Diagnostic = Large revenue potential
  - ✓ CPT insurance reimbursement code already exists

Ability to use on all 3 types of IBS

- Targets 100% of the IBS market (not just 1/3)
- Would be the only solution for IBS-M

Will be used as combination therapy with drugs

- Key pharma makers could combine InFoods® with their drugs for best practice treatment, locking in their drug in the combined therapy

Problem food change in patients which could require testing 2-3 times per years

IP & Technology



Patents

17 patents pending – Key International Patent Application was reviewed by the ISA and all claims were deemed novel and non-obvious.

First Patent Issued: Korean Patent No. 10-1887545 Issue Date: August 6, 2018
Title: COMPOSITIONS, DEVICES, AND METHODS OF IBS SENSITIVITY TESTING

Platform Technology

- Frist product is specific for IBS indication
- Lab product - First to be submitted
- Doctor office product under development - Post FDA approval of lab product
- Other GI diseases applied for patents

Irritable Bowel Syndrome (IBS) Market

WORLDWIDE PREVELANCE OF DISEASE


UK 22%
US[1] 14%
CHINA 22%
JAPAN 25%
BRAZIL 25%

OVER 45 MILLION IBS Sufferers in US at 14% of population

OVER 825 MILLION Sufferers Globally (at est. 11% of population)

1. Aliment Pharmacol Ther. 2005;21(11):1365-1375.

Revenue Drivers for InFoods®

US Market Only

- 45 million[1] treatable IBS patients in the US
- 12.7 million[2] Americans, (28.7%) of IBS patients in the US, seek physician treatment annually
- Physicians could perform the InFoods test in-office, and generate revenue for their office
- In a recent survey[3], the average primary care physician estimated using InFoods therapy on over 90% of their IBS patients
- Revenues shared by Biomerica, distribution partner and physician's office or lab (win-win-win)

Global Market

- Over 825 million[4] estimated IBS sufferers Globally (based on 11% of global population)
- InFoods will be a fraction of the annual cost of many IBS drugs (key in Gov.-pay countries)

1. Aliment Pharmacol Ther. 2005;21(11):1365-1375
2. Irritable bowel syndrome in the United States: prevalence, symptom patterns and impact , A. P. S. Hungin, June 2005, Alimentary Pharma & Thera.
3. Independent marketing research company
4. Clin Epidemiol. 2014; 6: 71–80. Published online 2014 Feb 4. doi: 10.2147/CLEP.S40245

Existing Diagnostic Business

Financials

FYE 2018 and 2017

INCOME STATEMENT

Period Ending (in 1000's) (unaudited)		12 months May 18	12 months May 17
Total Revenue		**5,564**	**5,792**
Cost of Revenue		3,810	3,770
Gross Profit		**1,754**	**2,022**
	Operating Expenses		
	R&D	1,398	1,131
	SG&A	1,838	1,846
Loss from Operations		-1,482	-955
Other Income		48	46
Income Taxes		-32	--
Net Loss		**-1,466**	**-909**

Diagnostic Business


BIOMERICA

Balance Sheet

Period Ending	May 31, 2018
Assets (in 1000's) (unaudited)	
Current Assets	
Cash And Cash Equiv	1,205
Net Receivables	800
Inventory	2,179
Other Current Assets	300
Total Current Assets	**4,484**
Long Term Investments	165
Property Plant and Equipment	351
Intangible Assets	99
Other Assets	114
Deferred tax assets	10
Total Assets	**5,223**
Liabilities (unaudited)	
Current Liabilities	
Accounts Payable	687
Short/Long Term Debt	-
Other Current Liabilities	210
Total Current Liabilities	**897**
Long Term Debt	-
Total Liabilities	**897**
Total Shareholders Equity	**4,326**

Summary

Growing legacy business provides ascending floor for valuation

New InFoods IBS therapy – identify foods that can alleviate IBS

Key differentiation

Reimbursement to Physician

A therapy that could replace or be combined with drug treatment

Treats the cause not the symptom

No side effects

Access to entire IBS market, not just a subset - Only option for IBS-M

Leading Opinion Leaders in IBS on SAB guiding clinical studies

Dr. Mark Sirgo & Ned Barnholt recently joined

45+ million in US and 1 billion globally suffer from IBS

IBS market is a multi billion dollar potential opportunity

FDA clearance pathway - Much shorter time to market than a drug

First Licensing in South Korea

Celtis Pharma Co Ltd. South Korea

Total value of up to $8.5m; minimum royalties for exclusivity $7.25m

- Up to $1.25 million in up front exclusivity fees

Equity investment of $1m at $3 per share

Territory of South Korea only

- Mid-teen royalty rate on net sales of products in Korea
- Five year deal

Celtis sees opportunity to increase IBS drug efficacy when combining with InFoods® treatment for IBC-C and IBS-D, and further sees InFoods® as only treatment of patients with IBS-M (Diarrhea & Constipation)